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                                                       Exhibit 10.25

                    WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT


          THIS WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT ("Waiver and Amendment"), dated as of December 2, 1997, is entered into by and among CERIDIAN CORPORATION (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the "Agent"), the several financial institutions party to the Credit Agreement (collectively, the "Banks") and BancAmerica SECURITIES, INC. with THE BANK OF NEW YORK AND FIRST BANK NATIONAL ASSOCIATION (collectively, the "Co-Agents").

                                       RECITALS

          A. The Company, Banks, and Agent are parties to an Amended and Restated Credit Agreement (the "Credit Agreement") dated as of December 12, 1995 and amended and restated as of July 31, 1997, pursuant to which the Agent and the Banks have extended certain credit facilities to the Company.

          B. The Company has reported to the Agent and the Banks the existence of a circumstance which could potentially result in a future Event of Default under the Credit Agreement. The Company has requested that the Banks waive any such potential Event of Default and agree to certain amendments of the Credit Agreement.

          C. The Banks are willing to waive the potential default under the Credit Agreement, and to amend the Credit Agreement, subject to the terms and conditions of this Waiver and Amendment.

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

          2.   Defaults and Waiver.

               (a) For purposes of this Waiver and Amendment, "Potential Default" shall mean the Event of Default which would exist on January 1, 1998 under Section 7.10 of the Credit Agreement in the event the sale of Computing Devices International ("CDI") has not closed on or before December 31, 1997.

               (b) Subject to the effectiveness of this Waiver and Amendment, and provided the sale of CDI has not closed on or before December 31, 1997, the Banks hereby waive compliance by the Company with Section 7.10 of the Credit Agreement for the period January 1, 1998 through March 31, 1998.

               (c) Nothing contained herein shall be deemed a waiver of (or otherwise affect the Agent's or the Banks' ability to enforce) any other default or Event of Default.

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          3.   Amendments to Credit Agreement.

               (a)  The Credit Agreement is hereby amended by deleting
Schedule 7.02 attached to the Agreement and substituting the Schedule 7.02 attached to this Waiver and Amendment.

               (b)  The Credit Agreement is hereby amended by deleting
Section 7.04 in its entirety and substituting the following Section 7.04:

               "7.04     Indebtedness. The Company shall not, and shall not
               permit any of its Subsidiaries to, incur, assume or suffer to exist any Indebtedness (a) if a Default or Event of Default has occurred and is continuing or would result from the incurrence or assumption of such indebtedness, or (b) if the aggregate principal amount of all such Indebtedness of such Subsidiaries would exceed 10% of Consolidated Net Worth; provided, however, that up to U.S. $150,000,000 (or the Canadian Dollar equivalent) of purchase money debt incurred by Subsidiaries of the Company to acquire certain payroll businesses in Canada shall not be included as Indebtedness for purposes of computing (b) above.

               (c)  The Credit Agreement is hereby amended by deleting
Section 7.09 in its entirety and substituting the following Section 7.09:

               "7.09     Interest Coverage Ratio.  On and after the Closing
               Date, the Company shall not permit its ratio of (a) EBIT to (b) Consolidated Interest Expense, all calculated on a consolidated basis for the immediately preceding four fiscal quarters of the Company, to be less than 2.75 to 1.00; provided, however, that for the purposes of computing compliance with this covenant, the following shall be excluded: (a) charges of $150,000,000 related to the termination of the development of the CII payroll processing software recorded in the third quarter of fiscal 1997 plus (b) fiscal fourth quarter 1997 charges of up to $150,000,000 for write-offs of prepaid pension costs, goodwill and other assets, and for costs of consolidating certain operations.

               (d)  The Credit Agreement is hereby amended by deleting
Section 7.13 and substituting the following Section 7.13:

               "7.13     Contracts of Subsidiaries.  The Company shall not
               permit any of its Subsidiaries (other than Computing

               Devices Canada Ltd., Computing Devices Company Ltd. and its subsidiaries, or any Canadian payroll processing subsidiary purchased or established after the Effective Date) to enter into any contract restricting the ability of such Subsidiary to pay dividends or make loans to the Company or Subsidiaries of the Company."

          4. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

               (a) Other than the Potential Default, no Event of Default has occurred and is continuing.

               (b) The execution, delivery, and performance by the Company of this Waiver and Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any other registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Waiver and Amendment constitutes the legal, valid, and binding obligations of the Company, enforceable against it in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

               (c) Subject to the Potential Default, all representations and warranties of the Company contained in the Credit Agreement are true and correct on and as of the date of this Waiver and Amendment with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

               (d) The Company is entering into this Waiver and Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

          5. Effective Date. This Waiver and Amendment will become effective as of December 2, 1997 (the "Effective Date"), provided that each of the following condition precedents are satisfied:

               (a) The Agent has received from the Company and the Majority Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Waiver and Amendment.

               (b) The Agent has received from the Company a copy of a resolution passed by the board of directors of such corporation, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the execution, delivery, and performance of this Waiver and Amendment.

               (c) All representations and warranties contained herein are true and correct as of the Effective Date.

          6.   Reservation of Rights.   The Company acknowledges and agrees
that neither the Agent's nor the Banks' forbearance in exercising their rights and remedies in connection with the Potential Default, nor the execution and delivery by the Agent and the Banks of this Waiver and Amendment, shall be deemed (i) to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar waivers under the same or similar circumstances in the future, or (ii) to waive, relinquish, or impair any right of the Agent or the Banks to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to the Potential Default.

          7.   Miscellaneous.

               (a) Except as herein expressly amended, all terms, covenants, and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Waiver and Amendment. This Waiver and Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

               (b) This Waiver and Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Waiver and Amendment.

               (c) This Waiver and Amendment shall be governed by and construed in accordance with the law of the State of Illinois.

               (d) This Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

               (e) This Waiver and Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the
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parties hereto with reference to the matters discussed herein and therein.
This Waiver and Amendment supersedes all prior drafts and communications with respect thereto. This Waiver and Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

               (f) If any term or provision of this Waiver and Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Waiver and Amendment or the Credit Agreement, respectively.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

          CERIDIAN CORPORATION

          By:  /s/John H. Grierson

          Name: John H. Grierson

          Title:  Vice President & Treasurer

          Address for notices:

          8100 34th Avenue South
          Minneapolis, Minnesota 55425
          Attention:  Treasury Department
          Facsimile:  (612) 853-3932
          Telephone:  (612) 853-5265


          BANK OF AMERICA NATIONAL TRUST
          AND SAVINGS ASSOCIATION,
          as Agent


          By: /s/R. Guy Stapleton

          Name: R. Guy Stapleton

          Title: Managing Director

          Address for notices:

          Bank of America National Trust and Savings Association
          1455 Market Street, 13th Floor
          San Francisco, California 94103
          Attn:  Agency Administrative Services #5596
          Re:  Ceridian
          Facsimile:  (415) 436-2700
          Telephone:  (415) 436-2749
          Attention:  Al Johnson


          THE BANK OF NEW YORK

          By: /s/Richard A. Raffetto

          Name: Richard A. Raffetto

          Title:  Vice President

          Lending Office:

          The Bank of New York

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          101 Barclay Street
          New York, NY 10007
          Attention:     Commercial Lending Office
          Facsimile:     (212) 635-7923 or 7924
          Telephone:     (212) 635-6991

          Address for notices:

          The Bank of New York
          One Wall Street, 19th Floor
          New York, NY 10286
          Attention:     Richard A. Raffetto
          Facsimile:     (212) 635-1208
          Telephone:     (212) 635-8044


          THE CHASE MANHATTAN BANK

          By: /s/John Huber III

          Name: John Huber III

          Title:

          Lending Office:

          The Chase Manhattan Bank
          270 Park Avenue
          New York, NY 10017
          Attention:     Donna Montgomery
          Facsimile:     (212) 552-5700
          Telephone:(212) 552-7477

          Address for notices:

          The Chase Manhattan Bank
          270 Park Avenue
          New York, NY 10017
          Attention:     John Huber
          Facsimile:(212) 270-4584
          Telephone:     (212) 270-1402


          FIRST AMERICAN NATIONAL BANK

          By:  /s/Russell S. Rogers

          Name: Russell S. Rogers

          Title:  Sr. Vice President

          Lending Office:

          First American National Bank
          315 Union Street
          Nashville, TN 37237-0075
          Attention:     Frenisa Joy

          Facsimile:     (615) 748-6098
          Telephone:     (615) 736-6747

          Address for notices:

          First American National Bank
          315 Deaderick Street
          Nashville, TN 37237-0075
          Attention:     Russell S. Rogers
          Facsimile:     (615) 748-6072
          Telephone:     (615) 748-2548


          FIRST BANK NATIONAL ASSOCIATION

          By:  /s/Elliot Jaffee

          Name: Elliott Jaffee

          Title:  Vice President

          Lending Office:

          First Bank National Association
          601 Second Avenue South
          Minneapolis, MN 55402-4302
          Attention:     Karen Johnson
          Facsimile:     (612) 973-0825
          Telephone:     (612) 973-0546

          Address for notices:

          First Bank National Association
          601 Second Avenue South
          Minneapolis, MN 55402-4302
          Attention: Elliot Jaffee
          Facsimile:     (612) 973-0825
          Telephone:     (612) 973-0543


          PNC BANK, NATIONAL ASSOCIATION

          By: /s/James A. Wiehe

          Name:  James A. Wiehe

          Title:  Assistant Vice President

          Lending Office:

          PNC Bank, National Association
          One PNC Plaza
          Pittsburgh, PA 15265
          Attention:
          Facsimile: (412) 762-6484
          Telephone: (412) 762-2000

          Address for notices:

          PNC Bank, National Association
          500 W. Madison Street, Suite 3140
          Chicago, IL 60661
          Attention:      James Wiehe
          Facsimile:     (312) 906-3420
          Telephone:     (312) 906-3428


          WELLS FARGO BANK, N.A.

          By:  /s/Frieda Youlios

          Name:  Frieda Youlios

          Title:  Vice President

          Lending Office:

          Wells Fargo Bank, N.A.
          420 Montgomery Street, 9th Floor
          San Francisco, CA 94104
          Attention:     Judi Steele
          Facsimile:     (415) 989-4319
          Telephone:     (415) 396-3807

          Address for notices:

          Wells Fargo Bank, N.A.
          420 Montgomery Street, 9th Floor
          San Francisco, CA 94104
          Attention:     Laila Partridge
          Facsimile:     (415) 421-1352
          Telephone:     (415) 396-2494

          TORONTO DOMINION BANK (TEXAS), INC.

          By:  /s/Darlene Riedel

          Name:  Darlene Riedel

          Title:  Vice President

          Lending Office:

          Toronto Dominion Bank (Texas), Inc.
          909 Fannin Street, Suite 1700
          Houston, TX 77010
          Attention:Darlene Riedel
          Facsimile:     (713) 951-9921
          Telephone:     (713) 653-8250

          Address for notices:

          Toronto Dominion Bank (Texas), Inc.
          909 Fannin Street, Suite 1700
          Houston, TX 77010
          Attention:      Darlene Riedel
          Facsimile:     (713) 951-9921
          Telephone:     (713) 653-8250


          THE  LONG TERM CREDIT BANK OF JAPAN, LTD.

          By:  /s/Armund J. Schoen, Jr.

          Name: Armund J. Schoen, Jr.

          Title:  Sr. Vice President

          Lending Office:

          The Long Term Credit Bank of Japan, Ltd.
          New York Branch
          165 Broadway - 48th Floor
          New York, NY  10006
          Attention:Robert Pacifici
          Facsimile:     (212) 608-3452
          Telephone: (212) 335-4801

          Address for notices:

          The Long Term Credit Bank of Japan, Ltd.
          New York Branch
          165 Broadway - 48th Floor
          New York, NY  10006
          Attention: Robert Pacifici
          Facsimile:     (212) 608-3452
          Telephone:     (212) 335-4801

               NATIONSBANK

          By:  /s/Valerie C. Mills

          Name:  Valerie C. Mills

          Title:  Sr. Vice President

          LENDING OFFICE:

          NationsBank
          101 N. Tryon
          Charlotte, NC 28255
          Attention:  Tia Bailey
          Facsimile: (704) 386-8694
          Telephone: (704) 386-5181

          ADDRESS FOR NOTICES:

          NationsBank
          233 S. Wacker Drive, Suite 2800
          Chicago, IL  60606
          Attention:  Valerie Mills
          Facsimile: (312) 234-5601
          Telephone: (312) 234-5649



           BANK OF AMERICA NATIONAL TRUST AND
             SAVINGS ASSOCIATION as a Bank

          By:  /s/R. Guy Stapleton

          Name:

          Title:  Managing Director

          Lending Office:

          Bank of America-Account Administration
          1850 Gateway Blvd., Third Floor
          Concord, CA  94520
          Attention:  Lenora Minkin
          Facsimile:  (510)603-8217
          Telephone:  (510)675-7761

          Address for notices:

          Bank of America-Account Administration
          1850 Gateway Boulevard, Third Floor
          Concord, CA  94520
          Attention:  Lenora Minkin
          Facsimile:  (510)603-8217
          Telephone:  (510)675-7761

          With a copy to:

          Bank of America NT&SA
          231 South LaSalle Street (9J)
          Chicago, IL  60697
          Attention:  Casey Cosgrove
          Facsimile:  (312)987-1276
          Telephone:  (312)828-3092

          Address for payment:

          Bank of America NT&SA
          ABA No. 121-000-358
          Attn:  Agency Administrative Services
          No. 5596
          Credit to Account No. 12339-15086